UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 12, 2013

(Date of Report/Date of Earliest Event Reported)

AMR Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

4333 Amon Carter Blvd.

Fort Worth, Texas 76155

(Address of principal executive offices)

Registrant’s telephone number, including area code: (817) 963-1234

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation

On March 12, 2013, American Airlines, Inc. (“American”), a wholly-owned subsidiary of AMR Corporation (“AMR”), and Wilmington Trust Company, as subordination agent (the “Subordination Agent”) and as pass through trustee under two pass through trusts newly formed by American (the “Trustee”), Wilmington Trust, National Association, as escrow agent (the “Escrow Agent”) under the Escrow Agreements (as defined below), and Wilmington Trust Company, as paying agent (the “Paying Agent”) under the Escrow Agreements, entered into a Note Purchase Agreement (the “Note Purchase Agreement”). The Note Purchase Agreement, subject to certain terms and conditions, provides for the future issuance by American of equipment notes (the “Equipment Notes”) in the aggregate principal amount of $663,378,000 to be secured by eight Boeing 737-823 aircraft and one Boeing 777-223 ER aircraft each currently owned by American and four new Boeing 777-323ER aircraft to be delivered to American, in each case as specified in the Note Purchase Agreement (each such aircraft, an “Aircraft” and, collectively, the “Aircraft”). Pursuant to the Note Purchase Agreement and the form of Participation Agreement (“Form of Participation Agreement”) and form of Indenture and Security Agreement (“Form of Indenture”), each attached as an exhibit thereto, upon the financing of each Aircraft, the Trustee will enter into a Participation Agreement substantially in the form of the Form of Participation Agreement and will purchase the Equipment Notes to be issued under an Indenture and Security Agreement substantially in the form of the Form of Indenture (each, an “Indenture” and collectively, the “Indentures”) to be entered into by American and Wilmington Trust Company, as loan trustee (the “Loan Trustee”), with respect to such Aircraft.

Each Indenture contemplates the issuance of Equipment Notes in two series: Series A, bearing interest at the rate of 4.000% per annum, and Series B, bearing interest at the rate of 5.625% per annum, in the aggregate principal amount (once all the Equipment Notes have been issued) equal to $506,746,000, in the case of Series A Equipment Notes, and $156,632,000, in the case of Series B Equipment Notes. The Equipment Notes will be purchased by the Trustee, using the proceeds from the sale of American Airlines Pass Through Certificates, Series 2013-1A, and American Airlines Pass Through Certificates, Series 2013-1B (collectively, the “Certificates” and, each series of the Certificates, a “Class”).

Pending the purchase of the Equipment Notes, the proceeds from the sale of the Certificates of each Class were placed in escrow by the related Trustee pursuant to separate Escrow and Paying Agent Agreements, each dated as of March 12, 2013, among the Escrow Agent, the Paying Agent, the Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Natixis Securities Americas LLC, as initial purchasers, and the related Trustee (each, an “Escrow Agreement” and, collectively, the “Escrow Agreements”). The escrowed funds were deposited with Natixis S.A., acting via its New York Branch (the “Depositary”), under a separate deposit agreement for each Class of Certificates, each dated as of March 12, 2013, between the Escrow Agent and the Depositary.

The interest on the issued and outstanding Equipment Notes and the escrowed funds, as the case may be, is payable semi-annually on each January 15 and July 15, beginning on July 15, 2013. The principal payments on the issued and outstanding Equipment Notes are scheduled for payment on January 15 and July 15 in certain years, beginning on January 15, 2014. Final payments will be due, depending on the Aircraft, on January 15, 2019, July 15, 2021 or July 15, 2025, in the case of the Series A Equipment Notes, and January 15, 2019 or January 15, 2021, in the case of the Series B Equipment Notes. Maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by American (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain events during American’s current bankruptcy proceeding and certain bankruptcy and insolvency events involving American after American emerges from its current bankruptcy proceeding. The Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and also will be cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.

The Certificates were sold in a private placement to “qualified institutional buyers” as defined in, and in reliance on, Rule 144A under the Securities Act of 1933, as amended. Pursuant to a registration rights agreement, which American entered into upon the issuance of the Certificates, American expects to file an exchange offer registration statement or, under specific circumstances, a shelf registration statement with respect to the Certificates.

The foregoing description of the Note Purchase Agreement and the other agreements and instruments is qualified in its entirety by reference to such agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein.

Item 8.01 Other Events

AMR is filing herewith a press release issued on March 12, 2013 by American as Exhibit 99.1, which is included herein. This press release was issued to announce the closing of the transactions described under Item 2.03 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The Exhibit Index attached to this Current Report is hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMR Corporation

Date: March 12, 2013	By:	/s/ Kenneth W. Wimberly

Kenneth W. Wimberly
Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

4.1	Pass Through Trust Agreement, dated as of March 12, 2013, between American Airlines, Inc. and Wilmington Trust Company

4.2	Trust Supplement No. 2013-1A, dated as of March 12, 2013, among American Airlines, Inc. and Wilmington Trust Company, as Trustee, to the Pass Through Trust Agreement, dated as of March 12, 2013

4.3	Trust Supplement No. 2013-1B, dated as of March 12, 2013, among American Airlines, Inc. and Wilmington Trust Company, as Trustee, to the Pass Through Trust Agreement, dated as of March 12, 2013

4.4	Revolving Credit Agreement (2013-1A), dated as of March 12, 2013, between Wilmington Trust Company, as Subordination Agent (as agent and trustee for the trustee of American Airlines Pass Through Trust 2013-1A), as Borrower, and Natixis S.A., acting via its New York Branch, as Liquidity Provider

4.5	Revolving Credit Agreement (2013-1B), dated as of March 12, 2013, between Wilmington Trust Company, as Subordination Agent (as agent and trustee for the trustee of American Airlines Pass Through Trust 2013-1B), as Borrower, and Natixis S.A., acting via its New York Branch, as Liquidity Provider

4.6	Intercreditor Agreement (2013-1), dated as of March 12, 2013, among Wilmington Trust Company, as Trustee of the American Airlines Pass Through Trust 2013-1A and as Trustee of the American Airlines Pass Through Trust 2013-1B, Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider and Class B Liquidity Provider, and Wilmington Trust Company, as Subordination Agent

4.7	Deposit Agreement (Class A), dated as of March 12, 2013, between Wilmington Trust, National Association, as Escrow Agent, and Natixis S.A., acting via its New York Branch, as Depositary

4.8	Deposit Agreement (Class B), dated as of March 12, 2013, between Wilmington Trust, National Association, as Escrow Agent, and Natixis S.A., acting via its New York Branch, as Depositary

4.9	Escrow and Paying Agent Agreement (Class A), dated as of March 12, 2013, among Wilmington Trust, National Association, as Escrow Agent, Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Natixis Securities Americas LLC, as Initial Purchasers, Wilmington Trust Company, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of American Airlines Pass Through Trust 2013-1A, and Wilmington Trust Company, as Paying Agent

4.10	Escrow and Paying Agent Agreement (Class B), dated as of March 12, 2013, among Wilmington Trust, National Association, as Escrow Agent, Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Natixis Securities Americas LLC, as Initial Purchasers, Wilmington Trust Company, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of American Airlines Pass Through Trust 2013-1B, and Wilmington Trust Company, as Paying Agent

4.11	Note Purchase Agreement, dated as of March 12, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent

4.12	Form of Participation Agreement (Participation Agreement among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein) (Exhibit B to Note Purchase Agreement)

4.13	Form of Indenture and Security Agreement (Indenture and Security Agreement between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee) (Exhibit C to Note Purchase Agreement)

4.14	Form of Pass Through Trust Certificate, Series 2013-1A (included in Exhibit A to Exhibit 4.2)

4.15	Form of Pass Through Trust Certificate, Series 2013-1B (included in Exhibit A to Exhibit 4.3)

4.16	Form of Series 2013-1 Equipment Notes (included in Section 2.01 of Exhibit 4.13)

4.17	Registration Rights Agreement, dated as of March 12, 2013, among American Airlines, Inc., Wilmington Trust Company, as Trustee under the Pass Through Trust Agreement, dated as of March 12, 2013, and Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Natixis Securities Americas LLC, as Initial Purchasers

99.1	Press Release of American Airlines, Inc. dated March 12, 2013